UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 28, 2002


              CONSOLIDATED FREIGHTWAYS CORPORATION

                  Commission File Number  1-12149

              Incorporated in the State of Delaware
          I.R.S. Employer Identification No. 77-0425334

             16400 S.E. CF Way, Vancouver, WA 98683
                 Telephone Number (360) 448-4000




Item 5.  Other Events.

      On May 28, 2002, the Board of Directors of Consolidated Freightways Corporation named John P. Brincko as president and chief executive officer and elected him to the Board of Directors, replacing Patrick H. Blake who retired from the Company and the Board.

     Please refer to the press release attached as Exhibit 99.1



Item 7.  Financial Statements and Exhibits

     (c) Exhibits

        99.1 Press release dated May 28, 2002 announcing the naming of John P. Brincko as president and chief executive officer of Consolidated Freightways Corporation.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Consolidated Freightways Corporation
                                   (Registrant)



May 29, 2002                      /s/Stephen D. Richards
                                   Stephen D. Richards
                                   Senior Vice President and
                                      General Counsel